Exhibit 99.1


                    Certification Pursuant to 18 U.S.C. 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") of Oglethorpe Power Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas A. Smith, the President and Chief Executive Officer of the Registrant certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                      /s/ Thomas A. Smith
                                      ------------------------------------------
                                      Name

                                      President and Chief Executive Officer
                                      ------------------------------------------
                                      Title

                                      March 27, 2003
                                      ------------------------------------------
                                      Date


A signed original of this written statement required by Section 906 has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.